Exhibit 99.3

FIRST QUARTER 2022

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2021, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

1Q 2022 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results

Consolidated Financial Highlights	4

Consolidated Income Statement	5

Consolidated Period-End Balance Sheet	6

Consolidated Average Balance Sheet	7

Segment Detail

Segment Highlights	8

Automotive Finance	9-10

Insurance	11

Mortgage Finance	12

Corporate Finance	13

Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail

Capital	17

Liquidity and Deposits	18

Net Interest Margin	19

Ally Bank Consumer Mortgage HFI Portfolios	20

Earnings Per Share Related Information	21

Adjusted Tangible Book Per Share Related Information	22

Core ROTCE Related Information	23

Adjusted Efficiency Ratio Related Information	24

1Q 2022 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.
Selected Income Statement Data	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Net financing revenue (excluding Core OID) (1)	$1,703	$1,663	$1,603	$1,556	$1,382	$39	$321

Core OID	(10)	(9)	(9)	(9)	(10)	—	—

Net financing revenue (as reported)	1,693	1,654	1,594	1,547	1,372	39	321

Other revenue (adjusted) (1)	508	533	507	588	548	(25)	(41)

Change in fair value of equity securities (2)	(66)	21	(65)	19	17	(87)	(82)

Repositioning (2)	0	(9)	(52)	(70)	—	9	0

Other revenue (as reported)	442	545	391	538	565	(103)	(123)

Provision for loan losses	167	210	76	(32)	(13)	(43)	180

Total noninterest expense (3)	1,122	1,090	1,002	1,075	943	32	179

Pre-tax income from continuing operations	846	899	907	1,042	1,007	(53)	(161)

Income tax expense	191	241	195	143	211	(50)	(20)

Income from discontinued operations, net of tax	—	(6)	—	1	—	6	—

Net Income	655	652	712	900	796	3	(141)

Preferred Dividends	28	28	29	—	—	0	28

Net income attributable to common shareholders	$627	$624	$683	$900	$796	$3	$(169)

Core Pre-Provision Net Revenue (4)	$1,088	$1,107	$1,108	$1,070	$987	$(18)	$102

Selected Balance Sheet Data (Period-End)

Total assets	$184,297	$182,350	$179,184	$180,470	$181,879	$1,947	$2,418

Consumer loans	99,869	98,226	95,052	90,649	87,391	1,643	12,478

Commercial loans	25,496	24,042	19,419	21,568	25,685	1,454	(189)

Allowance for loan losses	(3,301)	(3,267)	(3,148)	(3,126)	(3,152)	(34)	(149)

Deposits	142,475	141,558	139,444	139,104	139,585	917	2,890

Total equity	15,413	17,050	17,289	17,530	14,625	(1,637)	788

Common Share Count

Weighted average basic	335,678	345,870	359,179	370,412	375,229	(10,193)	(39,551)

Weighted average diluted	337,812	348,666	361,855	373,029	377,529	(10,854)	(39,717)

Issued shares outstanding (period-end)	327,306	337,941	349,599	362,639	371,805	(10,634)	(44,498)

Per Common Share Data

Earnings per share (basic)	$1.87	$1.80	$1.90	$2.43	$2.12	$0.06	$(0.25)

Earnings per share (diluted)	1.86	1.79	1.89	2.41	2.11	0.07	(0.25)

Adjusted earnings per share (1)	2.03	2.02	2.16	2.33	2.09	0.01	(0.06)

Book value per share	39.99	43.58	42.81	41.93	39.34	(3.59)	0.65

Tangible book value per share (5)	37.14	40.79	41.75	40.90	38.32	(3.65)	(1.17)

Adjusted tangible book value per share (5)	35.04	38.73	39.72	38.83	36.16	(3.69)	(1.12)

Select Financial Ratios

Net interest margin (as reported)	3.93%	3.80%	3.66%	3.55%	3.16%

Net interest margin (ex. Core OID) (1)	3.95%	3.82%	3.68%	3.57%	3.18%

Cost of funds	1.03%	1.06%	1.14%	1.27%	1.42%

Cost of funds (ex. Core OID) (1)	0.99%	1.03%	1.11%	1.23%	1.38%

Efficiency Ratio (6)	52.6%	49.6%	50.5%	51.6%	48.7%

Adjusted efficiency ratio (6)	45.6%	44.4%	41.7%	44.5%	44.4%

Return on average assets	1.4%	1.1%	1.6%	2.0%	1.7%

Return on average total equity	15.5%	14.5%	15.7%	22.4%	21.7%

Return on average tangible common equity	19.3%	17.6%	18.6%	24.8%	22.3%

Core ROTCE (7)	23.6%	22.1%	24.2%	26.7%	24.1%

Capital Ratios (8)

Common Equity Tier 1 (CET1) capital ratio	10.0%	10.3%	11.2%	11.3%	11.1%

Tier 1 capital ratio	11.5%	11.9%	12.8%	13.1%	12.8%

Total capital ratio	13.1%	13.5%	14.6%	14.8%	14.6%

Tier 1 leverage ratio	9.3%	9.7%	10.0%	10.0%	9.8%

(1)	Represents a non-GAAP financial measure. For more details refer to page 21.
(2)	See page 25 for methodology and detail.
(3)

Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4)	Represents a non-GAAP financial measure. See page 25 for methodology and detail.
(5)	Represents a non-GAAP financial measure. For more details refer to page 22.
(6)	Represents a non-GAAP financial measure. For more details refer to page 24.
(7)	Represents a non-GAAP financial measure. For more details refer to page 23.
(8)	For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 25.

1Q 2022 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

	QUARTERLY TRENDS					CHANGE VS.
($ in millions)	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Financing revenue and other interest income

Interest and fees on finance receivables and loans	$1,714	$1,679	$1,619	$1,588	$1,582	$35	$132

Interest on loans held-for-sale	4	4	5	4	5	—	(1)

Total interest and dividends on investment securities	183	162	150	143	124	21	59

Interest-bearing cash	2	2	5	4	4	—	(2)

Other earning assets	5	5	5	4	7	—	(2)

Operating leases	403	403	393	384	370	—	33

Total financing revenue and other interest income	2,311	2,255	2,177	2,127	2,092	56	219

Interest expense

Interest on deposits	211	226	245	268	306	(15)	(95)

Interest on short-term borrowings	5	—	—	—	1	5	4

Interest on long-term debt	185	189	191	230	250	(4)	(65)

Interest on other	—	—	8	—	—	—	—

Total interest expense	401	415	444	498	557	(14)	(156)

Depreciation expense on operating lease assets	217	186	139	82	163	31	54

Net financing revenue (as reported)	$1,693	$1,654	$1,594	$1,547	$1,372	$39	$321

Other revenue

Insurance premiums and service revenue earned	280	280	279	278	280	—	—

Gain on mortgage and automotive loans, net	14	14	18	19	36	—	(22)

Loss on extinguishment of debt	0	(10)	(52)	(73)	(1)	10	1

Other gain/loss on investments, net	5	73	24	65	123	(68)	(118)

Other income, net of losses	143	188	122	249	127	(45)	16

Total other revenue	442	545	391	538	565	(103)	(123)

Total net revenue	2,135	2,199	1,985	2,085	1,937	(64)	198

Provision for loan losses	167	210	76	(32)	(13)	(43)	180

Noninterest expense

Compensation and benefits expense	493	413	389	446	395	80	98

Insurance losses and loss adjustment expenses	58	55	69	74	63	3	(5)

Other operating expenses	571	622	544	555	485	(51)	86

Total noninterest expense	1,122	1,090	1,002	1,075	943	32	179

Pre-tax income from continuing operations	$846	$899	$907	$1,042	$1,007	$(53)	$(161)

Income tax expense from continuing operations	191	241	195	143	211	(50)	(20)

Net income from continuing operations	655	658	712	899	796	(3)	(141)

Income / (Loss) from discontinued operations, net of tax	—	(6)	—	1	—	6	—

Net income	655	652	712	900	796	3	(141)

Preferred Dividends	28	28	29	—	—	—	28

Net Income Available to Common Shareholders	$627	$624	$683	$900	$796	$3	$(169)

Core Pre-Tax Income Walk

Net financing revenue (ex. OID) (1)	$1,703	$1,663	$1,603	$1,556	$1,382	$39	$321

Adjusted other revenue (1)	508	533	507	588	548	(25)	(41)

Provision for credit losses	167	113	76	(32)	(13)	54	180

Adjusted noninterest expense (1)	1,122	1,090	1,002	1,075	943	32	179

Core pre-tax income (2)	$921	$994	$1,032	$1,102	$1,000	$(72)	$(78)

Core OID	(10)	(9)	(9)	(9)	(10)	—	—

Change in the fair value of equity securities (3)	(66)	21	(65)	19	17	(87)	(82)

Repositioning (3)	—	(107)	(52)	(70)	—	107	—

Pre-tax income from continuing operations	$846	$899	$907	$1,042	$1,007	$(53)	$(161)

(1)	Represents a non-GAAP financial measure. For more details refer to page 21.
(2)	Represents a non-GAAP financial measure. See page 25 for methodology and detail.
(3)	See page 25 for methodology and detail.

1Q 2022 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Cash and cash equivalents

Noninterest-bearing	$470	$502	$636	$653	$747	$(32)	$(277)

Interest-bearing	3,462	4,560	10,279	13,011	15,031	(1,098)	(11,569)

Total cash and cash equivalents	3,932	5,062	10,915	13,664	15,778	(1,130)	(11,846)

Investment securities (1)	35,413	35,859	35,317	36,313	35,711	(446)	(298)

Loans held-for-sale, net	471	549	456	409	630	(78)	(159)

Finance receivables and loans, net	125,365	122,268	114,471	112,217	113,076	3,097	12,289

Allowance for loan losses	(3,301)	(3,267)	(3,148)	(3,126)	(3,152)	(34)	(149)

Total finance receivables and loans, net	122,064	119,001	111,323	109,091	109,924	3,063	12,140

Investment in operating leases, net	10,730	10,862	10,969	10,715	9,944	(132)	786

Premiums receivables and other insurance assets	2,730	2,724	2,752	2,773	2,725	6	5

Other assets	8,957	8,293	7,452	7,505	7,167	664	1,790

Total assets	$184,297	$182,350	$179,184	$180,470	$181,879	$1,947	$2,418

Liabilities

Deposit liabilities

Noninterest-bearing	$175	$150	$167	$149	$155	$25	$20

Interest-bearing	142,300	141,408	139,277	138,955	139,430	892	2,870

Total deposit liabilities	142,475	141,558	139,444	139,104	139,585	917	2,890

Short-term borrowings	3,950	—	—	—	—	3,950	3,950

Long-term debt	15,885	17,029	14,946	16,896	20,503	(1,144)	(4,618)

Interest payable	302	210	422	365	453	92	(151)

Unearned insurance premiums and service revenue	3,500	3,514	3,537	3,536	3,487	(14)	13

Accrued expense and other liabilities	2,772	2,989	3,546	3,039	3,226	(217)	(454)

Total liabilities	$168,884	$165,300	$161,895	$162,940	$167,254	$3,584	$1,630

Equity

Common stock and paid-in capital (2)	$15,956	$16,483	$17,050	$17,716	$18,153	$(527)	$(2,197)

Preferred stock	2,324	2,324	2,324	2,324	—	—	2,324

Accumulated deficit	(1,076)	(1,599)	(2,136)	(2,726)	(3,555)	523	2,479

Accumulated other comprehensive income / (loss)	(1,791)	(158)	51	216	27	(1,633)	(1,818)

Total equity	15,413	17,050	17,289	17,530	14,625	(1,637)	788

Total liabilities and equity	$184,297	$182,350	$179,184	$180,470	$181,879	$1,947	$2,418

(1)	Includes held-to-maturity securities.
(2)	Includes Treasury stock.

1Q 2022 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Interest-bearing cash and cash equivalents	$4,027	$6,532	$13,055	$16,564	$15,363	$(2,505)	$(11,336)

Investment securities and other earning assets	36,664	36,809	35,193	36,462	34,694	(145)	1,970

Loans held-for-sale, net	570	461	464	454	570	109	—

Total finance receivables and loans, net (2)	122,772	118,135	112,907	110,961	115,665	4,637	7,107

Investment in operating leases, net	10,878	10,951	10,919	10,355	9,831	(73)	1,047

Total interest earning assets	174,911	172,888	172,538	174,796	176,123	2,023	(1,212)

Noninterest-bearing cash and cash equivalents	422	505	526	494	531	(83)	(109)

Other assets	9,825	9,568	9,328	8,978	8,502	257	1,323

Allowance for loan losses	(3,279)	(3,168)	(3,152)	(3,172)	(3,280)	(111)	1

Total assets	$181,879	$179,793	$179,240	$181,096	$181,876	$2,086	$3

Liabilities

Interest-bearing deposit liabilities

Retail deposit liabilities	$135,046	$132,706	$130,414	$128,787	$125,715	$2,340	$9,331

Other interest-bearing deposit liabilities (3)	6,340	7,172	8,670	10,446	11,851	(832)	(5,511)

Total Interest-bearing deposit liabilities	141,387	139,878	139,084	139,233	137,566	1,509	3,821

Short-term borrowings	980	—	—	—	814	980	166

Long-term debt (4)	16,410	15,493	15,487	18,411	21,173	917	(4,763)

Total interest-bearing liabilities (4)	158,777	155,371	154,571	157,644	159,553	3,406	(776)

Noninterest-bearing deposit liabilities	171	165	160	149	152	6	19

Other liabilities	6,772	6,731	6,852	6,802	7,038	41	(266)

Total liabilities	$165,720	$162,267	$161,583	$164,595	$166,743	$3,453	$(1,023)

Equity

Total equity	$16,159	$17,526	$17,657	$16,501	$15,133	$(1,367)	$1,026

Total liabilities and equity	$181,879	$179,793	$179,240	$181,096	$181,876	$2,086	$3

(1)	Average balances are calculated using an average daily balance methodology.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered and other deposits (inclusive of sweep deposits and other deposits).
(4)	Includes average Core OID balance of $878 million in 1Q 2022, $899 million in 4Q 2021, $905 million in 3Q 2021, $989 million in 2Q 2021, and 1,023 million in 1Q 2021.

1Q 2022 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Pre-tax Income / (Loss)	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Automotive Finance	$725	$839	$825	$917	$803	$(114)	$(78)

Insurance	13	91	24	87	141	(78)	(128)

Dealer Financial Services	738	930	849	1,004	944	(192)	(206)

Corporate Finance	64	73	61	95	53	(9)	11

Mortgage Finance	11	3	6	—	23	8	(12)

Corporate and Other (1)	33	(107)	(9)	(57)	(13)	140	46

Pre-tax income from continuing operations	$846	$899	$907	$1,042	$1,007	$(53)	$(161)

Core OID (2)	10	9	9	9	10	—	—

Change in the fair value of equity securities (3)	66	(21)	65	(19)	(17)	87	82

Repositioning (4)	—	107	52	70	—	(107)	—

Core pre-tax income (4)	$921	$994	$1,032	$1,102	$1,000	$(72)	$(78)

(1)

Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, Ally Lending activity and the Credit Card portfolio.

(2)	Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.
(3)	See page 25 for methodology and detail.
(4)	Represents a non-GAAP measure. See page 25 for methodology and detail.

1Q 2022 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Net financing revenue

Consumer	$1,302	$1,339	$1,320	$1,288	$1,251	$(37)	$51

Commercial	129	116	112	125	161	13	(32)

Operating leases	403	403	393	384	370	—	33

Total financing revenue and other interest income	1,834	1,858	1,825	1,797	1,782	(24)	52

Interest expense	322	331	357	382	413	(9)	(91)

Depreciation expense on operating lease assets:

Depreciation expense on operating lease assets (ex. remarketing)	266	251	226	210	226	15	40

Remarketing gains	50	65	86	128	64	(15)	(14)

Total depreciation expense on operating lease assets	217	186	139	82	163	31	54

Net financing revenue	1,295	1,341	1,329	1,333	1,206	(46)	89

Other revenue

Total other revenue	68	67	61	61	62	1	6

Total net revenue	1,363	1,408	1,390	1,394	1,268	(45)	95

Provision for credit losses	104	45	53	(23)	(22)	59	126

Noninterest expense

Compensation and benefits	168	146	136	144	145	22	23

Other operating expenses	366	378	376	356	342	(12)	24

Total noninterest expense	534	524	512	500	487	10	47

Pre-tax Income	$725	$839	$825	$917	$803	$(114)	$(78)

Memo: Net lease revenue

Operating lease revenue	$403	$403	$393	$384	$370	$—	$33

Depreciation expense on operating lease assets (ex. remarketing)	266	251	226	210	226	15	40

Remarketing gains, net of repo valuation	50	65	86	128	64	(15)	(14)

Total depreciation expense on operating lease assets	217	186	139	82	163	31	54

Net lease revenue	$186	$217	$254	$302	$207	$(31)	$(21)

Balance Sheet (Period-End)

Cash, trading and investment securities	$24	$23	$23	$23	$23	$1	$1

Consumer loans	79,262	78,289	77,683	75,827	73,826	973	5,436

Commercial loans	17,295	16,074	12,587	15,219	19,208	1,221	(1,913)

Allowance for loan losses	(2,794)	(2,802)	(2,851)	(2,848)	(2,867)	8	73

Total finance receivables and loans, net	93,763	91,561	87,419	88,198	90,167	2,202	3,596

Investment in operating leases, net	10,730	10,862	10,969	10,715	9,944	(132)	786

Other assets	1,237	1,207	1,206	1,226	1,432	30	(195)

Total assets	$105,754	$103,653	$99,617	$100,162	$101,566	$2,101	$4,188

1Q 2022 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

U.S. Consumer Originations (1) ($ in billions)

Retail standard - new vehicle GM	$0.9	$0.8	$0.9	$1.2	$1.0	$0.1	$(0.1)

Retail standard - new vehicle Stellantis	1.0	1.0	1.1	1.2	1.0	(0.1)	0.0

Retail standard - new vehicle Growth	1.0	1.0	1.2	1.5	1.1	(0.1)	(0.2)

Used vehicle	7.6	7.0	7.8	7.3	5.7	0.7	1.9

Lease	1.0	0.9	1.3	1.8	1.4	0.1	(0.4)

Retail subvented	0.1	0.1	0.1	0.0	0.0	0.0	0.1

Total originations	$11.6	$10.9	$12.3	$12.9	$10.2	$0.7	$1.4

U.S. Consumer Originations - FICO Score

Super Prime (740+)	$2.4	$2.2	$2.6	$2.8	$2.2	$0.2	$0.2

Prime (660-739)	4.5	4.3	4.9	5.1	4.2	0.3	0.4

Prime/Near (620-659)	2.8	2.6	3.0	3.1	2.3	0.1	0.4

Non Prime (540-619)	0.9	1.0	1.0	1.0	0.8	(0.1)	0.1

Sub Prime (0-539)	0.1	0.1	0.1	0.1	0.1	0.0	0.0

No FICO (Primarily CSG) [2]	0.9	0.7	0.7	0.7	0.6	0.2	0.3

Total originations	$11.6	$10.9	$12.3	$12.9	$10.2	$0.7	$1.4

U.S. Consumer Retail Originations - Average FICO

New vehicle	697	697	694	691	693	—	4

Used vehicle	682	679	679	678	681	4	2

Total retail originations	686	684	683	682	685	2	1

U.S. Market

New light vehicle sales (SAAR - units in millions)	14.1	12.9	13.3	16.9	16.8	1.2	(2.7)

New light vehicle sales (quarterly - units in millions)	3.3	3.2	3.4	4.4	3.9	—	(0.6)

Dealer Engagement

Total Active Dealers[3]	21,688	21,076	20,353	19,650	18,986	612	2,702

Total Application Volume (000s)	3,167	2,933	3,258	3,529	3,286	234	(119)

Ally U.S. Commercial Outstandings EOP ($ in billions)

Floorplan outstandings	$12.4	$11.1	$7.6	$10.0	$13.5	$1.3	$(1.1)

Dealer loans and other	4.9	4.9	5.0	5.2	5.7	(0.1)	(0.8)

Total Commercial outstandings	$17.3	$16.1	$12.6	$15.2	$19.2	$1.2	$(1.9)

U.S. Off-Lease Remarketing

Off-lease vehicles terminated - on-balance sheet (# in units)	30,488	27,977	34,475	34,768	30,488	2,511	—

Average gain per vehicle	$1,640	$2,339	$2,495	$3,684	$2,114	$(699)	$(474)

Total gain ($ in millions)	$50	$65	$86	$128	$64	$(15)	$(14)

(1)

Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2)	Commercial Services Group (CSG) are business customers. Average annualized credit losses of 35 - 40 bps on CSG loans from 2016 through 1Q22
(3)	Active Dealers include those who utilize one or more of Ally’s products including consumer and commercial lending, SmartAuction or Commercial Services Group

1Q 2022 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement (GAAP View)	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Net financing revenue

Total interest and fees on finance receivables and loans(1)	$3	$4	$3	$3	$4	$(1)	$(1)

Interest and dividends on investment securities	26	26	25	26	25	—	1

Interest bearing cash	—	—	1	—	—	—	—

Total financing revenue and other interest revenue	29	30	29	29	29	(1)	—

Interest expense	12	15	15	14	14	(3)	(2)

Net financing revenue	17	15	14	15	15	2	2

Other revenue

Insurance premiums and service revenue earned	280	280	279	278	280	—	—

Other gain / (loss) on investments, net	(14)	56	1	61	98	(70)	(112)

Other income, net of losses	4	3	3	5	1	1	3

Total other revenue	270	339	283	344	379	(69)	(109)

Total net revenue	287	354	297	359	394	(67)	(107)

Noninterest expense

Compensation and benefits expense	28	23	23	24	22	5	6

Insurance losses and loss adjustment expenses	58	55	69	74	63	3	(5)

Other operating expenses	188	185	181	174	168	3	20

Total noninterest expense	274	263	273	272	253	11	21

Pre-tax Income	$13	$91	$24	$87	$141	$(78)	$(128)

Memo: Income Statement (Managerial View)

Insurance premiums and other income

Insurance premiums and service revenue earned	$280	$280	$279	$278	$280	$—	$—

Investment income (adjusted) (2)	64	47	80	56	102	17	(38)

Other income	4	3	3	5	1	1	3

Total insurance premiums and other income	348	330	362	339	383	18	(35)

Expense

Insurance losses and loss adjustment expenses	58	55	69	74	63	3	(5)

Acquisition and underwriting expenses

Compensation and benefit expense	28	23	23	24	22	5	6

Insurance commission expense	149	147	142	138	136	2	13

Other expense	39	38	39	36	32	1	7

Total acquistion and underwriting expense	216	208	204	198	190	8	26

Total expense	274	263	273	272	253	11	21

Core pre-tax income (2)	74	67	89	67	130	7	(56)

Change in the fair value of equity securities (2)	(61)	24	(65)	20	11	(85)	(72)

Income before income tax expense	$13	$91	$24	$87	$141	$(78)	$(128)

Balance Sheet (Period-End)

Cash and investment securities	$5,651	$5,530	$5,503	$5,738	$5,706	$121	$(55)

Intercompany loans(1)	572	923	898	697	591	(351)	(19)

Premiums receivable and other insurance assets	2,741	2,735	2,761	2,782	2,738	6	3

Other assets	256	193	192	177	186	63	70

Total assets	$9,220	$9,381	$9,354	$9,394	$9,221	$(161)	$(1)

Key Statistics

Total written premiums and revenue (3)	$265	$268	$295	$301	$333	$(3)	$(68)

Loss ratio (4)	20.5%	19.5%	24.4%	26.3%	22.4%

Underwriting expense ratio (5)	76.0%	73.4%	72.0%	70.4%	67.1%

Combined ratio	96.5%	92.9%	96.4%	96.7%	89.5%

(1)	Intercompany activity represents excess liquidity placed with corporate segment
(2)	Represents a non-GAAP financial measure. See page 25 for methodology and detail.
(3)	Written premiums are net of ceded premium for reinsurance.
(4)	Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.
(5)	Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

1Q 2022 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Net financing revenue

Total financing revenue and other interest income	$130	$119	$106	$89	$93	$11	$37

Interest expense	77	77	70	66	70	—	7

Net financing revenue	53	42	36	23	23	11	30

Gain on mortgage loans, net	14	14	18	19	36	—	(22)

Other income, net of losses	—	(1)	1	3	4	1	(4)

Total other revenue	14	13	19	22	40	1	(26)

Total net revenue	67	55	55	45	63	12	4

Provision for loan losses	—	1	2	—	(4)	(1)	4

Noninterest expense

Compensation and benefits expense	6	6	5	5	6	—	—

Other operating expense	50	45	42	40	38	5	12

Total noninterest expense	56	51	47	45	44	5	12

Pre-tax Income	$11	$3	$6	$—	$23	$8	$(12)

Balance Sheet (Period-End)

Finance receivables and loans, net:

Consumer loans	$18,372	$17,644	$16,059	$13,629	$12,445	$728	$5,927

Allowance for loan losses	(19)	(19)	(17)	(15)	(16)	—	(3)

Total finance receivables and loans, net	18,353	17,625	16,042	13,614	12,429	728	5,924

Other assets	243	222	286	251	494	21	(251)

Total assets	$18,596	$17,847	$16,328	$13,865	$12,923	$749	$5,673

1Q 2022 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Net financing revenue

Total financing revenue and other interest income	$95	$93	$86	$86	$80	$2	$15

Interest expense	12	10	9	9	9	2	3

Net financing revenue	83	83	77	77	71	—	12

Total other revenue	24	53	16	33	26	(29)	(2)

Total net revenue	107	136	93	110	97	(29)	10

Provision for loan losses	6	33	5	(13)	13	(27)	(7)

Noninterest expense

Compensation and benefits expense	23	18	15	17	20	5	3

Other operating expense	14	12	12	11	11	2	3

Total noninterest expense	37	30	27	28	31	7	6

Pre-tax Income	$64	$73	$61	$95	$53	$(9)	$11

Change in the fair value of equity securities (1)	4	2	(1)	1	(5)	3	10

Core pre-tax income (2)	$68	$75	$60	$96	$48	$(6)	$21

Balance Sheet (Period-End)

Equity securities	$3	$11	$14	$12	$14	$(8)	$(11)

Loans held for sale	190	305	215	184	229	(115)	(39)

Commercial loans	8,021	7,770	6,609	6,157	6,285	251	1,736

Allowance for loan losses	(221)	(215)	(183)	(178)	(187)	(6)	(34)

Total finance receivables and loans, net	7,800	7,555	6,426	5,979	6,098	245	1,702

Other assets	93	79	74	71	80	14	13

Total assets	$8,086	$7,950	$6,729	$6,246	$6,421	$136	$1,665

(1)	See page 25 for methodology and detail.
(2)	Represents a non-GAAP financial measure.See page 25 for methodology and detail.

1Q 2022 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Income Statement	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Net financing revenue

Total financing revenue and other interest income	223	155	131	126	108	68	115

Interest expense	(22)	(18)	(7)	27	51	(4)	(73)

Net financing revenue / (loss)	245	173	138	99	57	72	188

Other revenue

Loss on extinguishment of debt	0	(10)	(52)	(73)	(1)	10	1

Other gain on investments, net	18	17	22	5	20	1	(2)

Other income, net of losses (1)	48	66	42	146	39	(18)	9

Total other revenue	66	73	12	78	58	(7)	8

Total net revenue	311	246	150	177	115	65	196

Provision for loan losses	57	131	16	4	—	(74)	57

Noninterest expense

Compensation and benefits expense	268	220	210	256	202	48	66

Other operating expense (2)	(47)	2	(67)	(26)	(74)	(49)	27

Total noninterest expense	221	222	143	230	128	(1)	93

Pre-tax (loss) income	$33	$(107)	$(9)	$(57)	$(13)	$140	$46

Change in the fair value of equity securities (3)	0	1	1	(1)	—	(1)	0

Core OID (4)	10	9	9	9	10	—	—

Repositioning (3)	—	107	52	70	—	(107)	—

Core pre-tax income / (loss) (4)	$43	$10	$52	$21	$(3)	$33	$47

Balance Sheet (Period-End)

Cash, trading and investment securities	$33,667	$35,357	$40,692	$44,204	$45,746	$(1,690)	$(12,079)

Loans held-for-sale	186	164	139	128	117	22	69

Consumer loans	2,235	2,293	1,310	1,193	1,120	(58)	1,115

Commercial loans	180	198	223	192	192	(18)	(12)

Intercompany loans(5)	(572)	(923)	(898)	(697)	(591)	351	19

Allowance for loan losses	(267)	(231)	(97)	(85)	(82)	(36)	(185)

Total finance receivables and loans, net	1,576	1,337	538	603	639	239	937

Other assets	7,212	6,661	5,787	5,868	5,246	551	1,966

Total assets	$42,641	$43,519	$47,156	$50,803	$51,748	$(878)	$(9,107)

Core OID Amortization Schedule (4)	2022	2023	2024	2025	2026 & After

Remaining Core OID amortization expense	$32	$49	$57	$66	Avg = $112/yr

(1) Includes the impact of centralized asset and liability management, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $311 million for 1Q22, $294 million for 4Q21, $290 million for 3Q21, $268 million for 2Q21, and $257 million for 1Q21. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) See page 25 for methodology and detail.

(4) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(5) Intercompany loan related to activity between Insurance and Corporate for liquidity purposes.

1Q 2022 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

$ in millions

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Ending loan balance	$125,358	$122,261	$114,463	$112,209	$113,068	$3,098	$12,290

30+ Accruing DPD	$1,684	$1,793	$1,591	$1,291	$1,122	$(110)	$562

30+ Accruing DPD %	1.34%	1.47%	1.39%	1.15%	0.99%

60+ Accruing DPD	$380	$401	$308	$247	$244	$(21)	$136

60+ Accruing DPD %	0.30%	0.33%	0.27%	0.22%	0.22%

Non-performing loans (NPLs)	$1,388	$1,436	$1,285	$1,283	$1,439	$(48)	$(51)

Net charge-offs (NCOs)	$133	$103	$54	$(6)	$118	$30	$14

Net charge-off rate (2)	0.43%	0.35%	0.19%	(0.02)%	0.41%

Provision for loan losses	$167	$210	$76	$(32)	$(13)	$(43)	$180

Allowance for loan losses (ALLL)	$3,301	$3,267	$3,148	$3,126	$3,152	$34	$149

ALLL as % of Loans (3) (4)	2.63%	2.67%	2.75%	2.79%	2.79%

ALLL as % of NPLs (3)	238%	227%	245%	244%	219%

ALLL as % of NCOs (3)	621%	792%	n/m	n/m	667%

US Auto Delinquencies - HFI Retail Contract $‘s

30+ Delinquent contract $	$1,594	$1,677	$1,427	$1,218	$1,059	$(83)	$535

% of retail contract $ outstanding	2.02%	2.14%	1.83%	1.60%	1.43%

60+ Delinquent contract $	$362	$378	$298	$241	$233

% of retail contract $ outstanding	0.46%	0.48%	0.38%	0.32%	0.32%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s

Net charge-offs	$113	$94	$51	$(5)	$97	$19	$16

% of avg. HFI assets (2)	0.58%	0.48%	0.27%	(0.03)%	0.53%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s

Net charge-offs	$(1)	$0	$0	$0	$0	$(1)	$(1)

% of avg. HFI assets (2)	(0.01)%	(0.01)%	(0.01)%	—%	—%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes ($350) million of fair value adjustment for loans in hedge accounting relationships in 1Q22, ($37) million in 4Q21, $78 million in 3Q21, $124 million in 2Q21 and $173 million in 1Q21.

1Q 2022 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21
Allowance for loan losses	$2,763	$2,769	$2,810	$2,802	$2,809	$(6)	$(46)

Total consumer loans (2)	$78,911	$78,252	$77,761	$75,951	$73,998	$659	$4,913

Coverage ratio (3)	3.49%	3.54%	3.62%	3.70%	3.80%

Commercial

Allowance for loan losses	$31	$33	$41	$46	$58	$(3)	$(27)

Total commercial loans	$17,295	$16,074	$12,587	$15,219	$19,208	$1,221	$(1,913)

Coverage ratio	0.18%	0.21%	0.32%	0.30%	0.30%

Mortgage (1)

Consumer

Mortgage Finance

Allowance for loan losses	$19	$19	$17	$15	$16	$—	$3

Total consumer loans	$18,372	$17,644	$16,059	$13,629	$12,445	$728	$5,927

Coverage ratio	0.10%	0.11%	0.11%	0.11%	0.13%

Mortgage - Legacy

Allowance for loan losses	$7	$8	$8	$9	$10	$(1)	$(3)

Total consumer loans	$341	$368	$396	$429	$458	$(27)	$(117)

Coverage ratio	2.03%	2.05%	2.04%	2.16%	2.19%

Total Mortgage

Allowance for loan losses	$26	$27	$25	$24	$26	$(1)	$—

Total consumer loans	$18,713	$18,012	$16,455	$14,058	$12,903	$700	$5,810

Coverage ratio	0.14%	0.15%	0.15%	0.18%	0.20%

Consumer Other - Ally Lending (1) (4)

Allowance for loan losses	$124	$102	$86	$72	$69	$22	$55

Total consumer loans	$1,202	$1,002	$828	$632	$482	$200	$719

Coverage ratio	10.32%	10.20%	10.34%	11.39%	14.33%

Consumer Other - Ally Credit Card (1) (5)

Allowance for loan losses	$134	$119	—	—	—	$15	$134

Total consumer loans	$1,036	$953	—	—	—	$83	$1,036

Coverage ratio	12.90%	12.44%	—	—	—

Corporate Finance (1)

Allowance for loan losses	$221	$215	$183	$178	$187	$7	$34

Total commercial loans	$8,021	$7,770	$6,609	$6,157	$6,285	$251	$1,736

Coverage ratio	2.76%	2.77%	2.78%	2.90%	2.98%

Corporate and Other (1)

Allowance for loan losses	$2	$2	$3	$4	$3	$—	$(1)

Total commercial loans	$180	$198	$223	$192	$192	$(18)	$(12)

Coverage ratio	1.36%	1.36%	1.36%	1.36%	1.36%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes ($350) million of fair value adjustment for loans in hedge accounting relationships in 1Q22, ($37) million in 4Q21, $78 million in 3Q21, $124 million in 2Q21 and $173 million in 1Q21.

(3) Excludes ($350) million of fair value adjustment for loans in hedge accounting relationships in 1Q22, ($37) million in 4Q21, $78 million in 3Q21, $124 million in 2Q21 and $173 million in 1Q21.

(4) Represents Health Credit Services (HCS) which Ally acquired in 4Q19 (now Ally Lending).

(5) Credit card lending portfolio.

1Q 2022 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)	QUARTERLY TRENDS					CHANGE VS.

Capital	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Risk-weighted assets	$149.0	$146.4	$140.0	$138.8	$138.8	$2.6	$10.2

Common Equity Tier 1 (CET1) capital ratio	10.0%	10.3%	11.2%	11.3%	11.1%

Tier 1 capital ratio	11.5%	11.9%	12.8%	13.1%	12.8%

Total capital ratio	13.1%	13.5%	14.6%	14.8%	14.6%

Tangible common equity / Tangible assets (1)(2)	6.6%	7.6%	8.2%	8.2%	7.8%

Tangible common equity / Risk-weighted assets (1)	8.2%	9.4%	10.4%	10.7%	10.3%

Shareholders’ equity	$15.4	$17.1	$17.3	$17.5	$14.6	$(1.7)	$0.8

add: CECL phase-in adjustment	0.9	1.2	1.2	1.1	1.2	(0.3)	(0.3)

less: Certain AOCI items and other adjustments	0.9	(0.8)	(0.5)	(0.6)	(0.4)	1.7	1.3

Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	—	—	(2.3)

Common Equity Tier 1 capital	$14.8	$15.1	$15.7	$15.7	$15.4	$(0.3)	$(0.6)

Common Equity Tier 1 capital	$14.8	$15.1	$15.7	$15.7	$15.4	$(0.3)	$(0.6)

add: Preferred equity	2.3	2.3	2.3	2.3	—	—	2.3

Trust preferred securities	—	—	—	0.2	2.5	—	(2.5)

less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	—	—

Tier 1 capital	$17.1	$17.4	$17.9	$18.2	$17.8	$(0.3)	$(0.7)

Tier 1 capital	$17.1	$17.4	$17.9	$18.2	$17.8	$(0.3)	$(0.7)

add: Qualifying subordinated debt	0.6	0.6	0.8	0.8	0.8	—	(0.2)

Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.8	1.7	1.6	1.6	1.6	0.1	0.2

Total capital	$19.5	$19.7	$20.4	$20.6	$20.2	$(0.2)	$(0.7)

Total shareholders’ equity	$15.4	$17.1	$17.3	$17.5	$14.6	$(1.7)	$0.8

less: Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	—	—	(2.3)

Goodwill and intangible assets, net of deferred tax liabilities	(0.9)	(0.9)	(0.4)	(0.4)	(0.4)	—	(0.5)

Tangible common equity (1)	$12.2	$13.8	$14.6	$14.8	$14.2	$(1.6)	$(2.0)

Total assets	$184.3	$182.1	$179.2	$180.5	$181.9	$2.2	$2.4

less: Goodwill and intangible assets, net of deferred tax liabilities	(0.9)	(0.9)	(0.4)	(0.4)	(0.4)	—	(0.5)

Tangible assets (2)	$183.4	$181.2	$178.8	$180.1	$181.5	$2.2	$1.9

Note: Numbers may not foot due to rounding

(1)	Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(2)	Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 25.

1Q 2022 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY AND DEPOSITS

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity ($ in billions)	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Liquid cash and cash equivalents (1)	$3.6	$4.4	$10.1	$13.0	$15.2	$(0.8)	$(11.6)

Highly liquid securities (2)	25.9	26.8	26.7	28.4	28.0	(0.9)	-2.1

Current committed unused capacity	—	—	0.1	0.2	0.4	—	(0.4)

Total current available liquidity	$29.5	$31.2	$36.9	$41.6	$43.6	$(1.7)	$(14.1)

Unsecured Long-Term Debt Maturity Profile	2022	2023	2024	2025	2026	2027 & After

Consolidated remaining maturities (3)	$0.4	$2.0	$1.5	$2.3	$0.0	$3.3

Ally Bank Deposits

Key Deposit Statistics

Average retail CD maturity (months)	20.5	20.3	20.2	20.1	20.0	0.2	0.5

Average retail deposit rate	0.59%	0.61%	0.64%	0.69%	0.81%

End of Period Deposit Levels ($ in millions)

Retail	$135,978	$134,672	$131,590	$129,222	$128,370	$1,306	$7,608

Brokered & other	6,497	6,886	7,854	9,882	11,215	(389)	(4,718)

Total deposits	$142,475	$141,558	$139,444	$139,104	$139,585	$917	$2,889

Deposit Mix

Retail CD	24%	26%	27%	28%	30%

MMA/OSA/Checking	72%	70%	67%	65%	62%

Brokered	4%	4%	6%	7%	8%

(1)	May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2)	Includes unencumbered UST, Agency debt, Agency MBS, and highly liquid Corporates

(3)	Excludes retail notes; as of 3/31/2022. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

1Q 2022 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN

($ in millions)	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Retail Auto Loans	$78,224	$77,979	$76,557	$74,662	$73,500	$245	$4,724

Auto Lease (net of dep)	10,878	10,951	10,919	10,355	9,831	(73)	1,047

Dealer Floorplan	11,594	9,539	8,849	10,825	15,612	2,055	(4,018)

Other Dealer Loans	4,810	4,829	5,038	5,507	5,729	(19)	(919)

Corporate Finance	8,045	7,147	6,735	6,383	6,338	898	1,707

Mortgage(1)	18,228	17,533	15,125	13,179	14,310	695	3,918

Consumer Other - Ally Lending(2)	1,100	923	728	537	444	177	656

Consumer Other - Ally Credit Card (3)	981	309	—	—	—	672	981

Cash and Cash Equivalents	4,027	6,532	13,055	16,564	15,363	(2,505)	(11,336)

Investment Securities and Other	37,025	37,146	35,532	36,784	34,996	(121)	2,029

Total Earning Assets	$174,911	$172,888	$172,538	$174,796	$176,123	$2,023	$(1,212)
Interest Revenue	2,094	2,069	2,038	2,044	1,929	25	165

Unsecured Debt (ex. Core OID balance) (4)(7)	$9,976	$10,061	$9,787	$11,737	$12,910	$(85)	$(2,934)

Secured Debt	1,089	1,331	1,675	2,618	3,793	(242)	(2,704)

Deposits (5)	141,557	140,043	139,244	139,382	137,718	1,514	3,839

Other Borrowings (6)	7,203	4,990	4,929	5,044	6,307	2,213	896

Total Funding Sources (ex. Core OID balance) (4)	$159,826	$156,425	$155,635	$158,781	$160,728	$3,401	$(902)

Interest Expense (ex. Core OID) (4)	391	406	435	488	547	(15)	(156)

Net Financing Revenue (ex. Core OID) (4)	$1,703	$1,663	$1,603	$1,556	$1,382	$40	$321

Net Interest Margin (yield details)

Retail Auto Loan	6.61%	6.61%	6.62%	6.70%	6.66%	—%	(0.05)%

Retail Auto Loan (excl. hedge impact)	6.75%	6.81%	6.84%	6.92%	6.90%	(0.06)%	(0.15)%

Auto Lease (net of dep)	6.96%	7.88%	9.21%	11.67%	8.57%	(0.92)%	(1.61)%

Dealer Floorplan	2.97%	2.98%	3.18%	3.31%	3.17%	(0.01)%	(0.20)%

Other Dealer Loans	4.17%	4.10%	4.16%	4.18%	4.36%	0.07%	(0.19)%

Corporate Finance	4.76%	5.15%	5.12%	5.37%	5.14%	(0.39)%	(0.38)%

Mortgage	2.94%	2.77%	2.83%	2.80%	2.74%	0.17%	0.20%

Consumer Other - Ally Lending(2)	12.62%	12.89%	13.86%	14.44%	14.95%	(0.27)%	(2.33)%

Consumer Other - Ally Credit Card (3)	18.75%	18.11%	—%	—%	—%	0.64%	18.75%

Cash and Cash Equivalents	0.15%	0.14%	0.14%	0.10%	0.10%	0.01%	0.05%

Investment Securities and Other	2.09%	1.81%	1.76%	1.63%	1.55%	0.28%	0.54%

Total Earning Assets	4.86%	4.75%	4.68%	4.69%	4.44%	0.11%	0.42%

Unsecured Debt (ex. Core OID & Core OID balance) (4)(7)	5.12%	5.02%	5.19%	5.33%	5.42%	0.10%	(0.30)%

Secured Debt	6.36%	5.91%	4.29%	4.44%	3.35%	0.45%	3.01%

Deposits (5)	0.61%	0.64%	0.70%	0.77%	0.90%	(0.03)%	(0.29)%

Other Borrowings(6)	2.11%	2.59%	3.42%	2.81%	2.47%	(0.48)%	(0.36)%

Total Funding Sources (ex. Core OID & Core OID balance) (4)	0.99%	1.03%	1.11%	1.23%	1.38%	(0.04)%	(0.39)%

NIM (as reported)	3.93%	3.80%	3.66%	3.55%	3.16%	0.13%	0.77%

NIM (ex. Core OID & Core OID balance) (4)	3.95%	3.82%	3.68%	3.57%	3.18%	0.13%	0.77%

(1)	‘Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment.
(2)	Unsecured consumer lending from point-of-sale financing.
(3)

Credit Card lending portfolio. 4Q’21 end of period balance was $953 million. 4Q’21 Average Balance reflects one month of active balances on-balance sheet (12/1/2021-12/31/2021) and $0 for prior months within period.

(4)	Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.
(5)	Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits.
(6)	Includes Demand Notes (terminated on 3/1/21), FHLB Borrowings, Repurchase Agreements and other.
(7)	Includes trust preferred securities.

1Q 2022 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)	QUARTERLY TRENDS
Mortgage Finance HFI Portfolio	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21
Loan Value

Gross carry value	$18.4	$17.6	$16.1	$13.6	$12.4

Net carry value	$18.4	$17.6	$16.0	$13.6	$12.4

Estimated Pool Characteristics

% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%

% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%

% 30+ Day delinquent(1)(2)	0.6%	0.8%	1.1%	0.8%	0.8%

% Low/No documentation	0.1%	0.1%	0.1%	0.1%	0.2%

% Non-primary residence	4.0%	3.9%	4.3%	4.9%	4.9%

Refreshed FICO(3)	776	776	776	776	775

Wtd. Avg. LTV/CLTV (4)	55.7%	56.9%	57.6%	58.8%	57.5%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value

Gross carry value	$0.3	$0.4	$0.4	$0.4	$0.5

Net carry value	$0.3	$0.4	$0.4	$0.4	$0.4

Estimated Pool Characteristics

% Second lien	14.7%	15.0%	15.6%	16.5%	18.0%

% Interest only	0.1%	0.1%	0.2%	0.1%	0.1%

% 30+ Day delinquent(1)(2)	7.1%	7.5%	8.1%	6.3%	7.0%

% Low/No documentation	23.7%	23.4%	23.3%	23.1%	22.5%

% Non-primary residence	3.5%	3.5%	3.6%	3.2%	3.7%

Refreshed FICO(3)	738	735	735	734	731

Wtd. Avg. LTV/CLTV (4)	52.2%	54.2%	56.0%	61.0%	62.2%

1)	MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others.

2)	%30+Day Delinquency bucket excludes loans which are current but are in bankruptcy.

3)	Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting.

4)	1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices.

1Q 2022 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)		QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data		1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

GAAP net income attributable to common shareholders		$627	$624	$683	$900	$796	$3	$(169)

Weighted-average common shares outstanding - basic		335,678	345,870	359,179	370,412	375,229	(10,193)	(39,551)

Weighted-average common shares outstanding - diluted		337,812	348,666	361,855	373,029	377,529	(10,854)	(39,717)

Issued shares outstanding (period-end)		327,306	337,941	349,599	362,639	371,805	(10,634)	(44,498)

Net income per share - basic		$1.87	$1.80	$1.90	$2.43	$2.12	$0.06	$(0.25)

Net income per share - diluted		$1.86	$1.79	$1.89	$2.41	$2.11	$0.07	$(0.25)

Adjusted Earnings per Share (“Adjusted EPS”)

Numerator

GAAP net income attributable to common shareholders		$627	$624	$683	$900	$796	$3	$(169)

Discontinued operations, net of tax		—	6	—	(1)	—	(6)	—

Core OID		10	9	9	9	10	—	—

Change in the fair value of equity securities		66	(21)	65	(19)	(17)	87	82

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)		(16)	(20)	(26)	(13)	1	4	(17)

Repositioning		—	107	52	70	—	(107)	—

Significant discrete tax items		—	—	—	(78)	—	—	—

Core net income attributable to common shareholders (1)		$687	$705	$782	$868	$790	$(18)	$(103)

Denominator

Weighted-average common shares outstanding - diluted		337,812	348,666	361,855	373,029	377,529	(10,854)	(39,717)

Adjusted EPS (2)		$2.03	$2.02	$2.16	$2.33	$2.09	$0.01	$(0.06)

Core original issue discount (Core OID) amortization expense (1)		$10	$9	$9	$9	$10	$—	$—

Other OID		3	3	3	3	3	—	—

GAAP original issue discount amortization expense		$13	$12	$12	$12	$12	$—	$1

Core outstanding original issue discount balance (Core OID balance) (1)		$(873)	$(883)	$(900)	$(952)	$(1,018)	$10	$145

Other outstanding OID balance		(37)	(40)	(29)	(32)	(34)	3	(3)

GAAP outstanding original issue discount balance		$(911)	$(923)	$(929)	$(983)	$(1,052)	$13	$142

GAAP net financing revenue	[A]	$1,693	$1,654	$1,594	$1,547	$1,372	$39	$321

Core OID		10	9	9	9	10	—	—

Net Financing Revenue (ex. Core OID)	[B]	$1,703	$1,663	$1,603	$1,556	$1,382	$39	$321

GAAP Other Revenue	[C]	$442	$545	$391	$538	$565	$(103)	$(123)

Repositioning		—	9	52	70	—	(9)	—

Change in the fair value of equity securities		66	(21)	65	(19)	(17)	87	82

Adjusted Other Revenue	[D]	$508	$533	$507	$588	$548	$(25)	$(41)

GAAP Provision Expense		$167	$210	$76	$(32)	$(13)	$(43)	$180

Repositioning		—	(97)	—	—	—	97	—

Adjusted Provision (ex. Repositioning)		$167	$113	$76	$(32)	$(13)	$54	$180

GAAP Noninterest expense	[E]	$1,122	$1,090	$1,002	$1,075	$943	$32	$179

Adjusted Noninterest Expense	[F]	$1,122	$1,090	$1,002	$1,075	$943	$32	$179

Pre-Provision Net Revenue (PPNR)	[A]+[C]+[E]	$1,013	$1,109	$983	$1,010	$994	$(96)	$19

Core Pre-Provision Net Revenue (PPNR) (1)	[B]+[D]+[F]	$1,088	$1,107	$1,108	$1,070	$987	$(18)	$102

(1) Represents a non-GAAP financial measure. See page 25 for definitions.

(2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods.(3) Repositioning and other includes a  $50 million Goodwill impairment at Ally Invest in 2Q20.

1Q 2022 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Numerator

GAAP shareholder’s equity	$15,413	$17,050	$17,289	$17,530	$14,625	$(1,637)	$788

Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	—	—	(2,324)

GAAP common shareholder’s equity	$13,089	$14,726	$14,965	$15,206	$14,625	$(1,637)	$(1,536)

Goodwill and identifiable intangibles, net of DTLs	(932)	(941)	(369)	(374)	(378)	10	(553)

Tangible common equity (1)	12,157	13,785	14,596	14,832	14,247	(1,627)	(2,089)

Tax-effected Core OID balance (21% tax rate) (1)	(690)	(698)	(711)	(752)	(804)	8	114

Adjusted tangible book value (2)	$11,468	$13,087	$13,885	$14,081	$13,443	$(1,619)	$(1,975)

Denominator

Issued shares outstanding (period-end, thousands)	327,306	337,941	349,599	362,639	371,805	(10,634)	(44,498)

GAAP shareholder’s equity per share	$47.09	$50.45	$49.45	$48.34	$39.34	$(3.36)	$7.76

Preferred equity per share	(7.10)	(6.88)	(6.65)	(6.41)	—	(0.22)	(7.10)

GAAP common shareholder’s equity per share	$39.99	$43.58	$42.81	$41.93	$39.34	$(3.59)	$0.65

Goodwill and identifiable intangibles, net of DTLs per share	(2.85)	(2.79)	(1.06)	(1.03)	(1.02)	(0.06)	(1.83)

Tangible common equity per share (1)	37.14	40.79	41.75	40.90	38.32	(3.65)	(1.17)

Tax-effected Core OID balance (21% tax rate) per share (1)	(2.11)	(2.06)	(2.03)	(2.07)	(2.16)	(0.04)	0.06

Adjusted tangible book value per share (2)	$35.04	$38.73	$39.72	$38.83	$36.16	$(3.69)	$(1.12)

(1) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(2) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

1Q 2022 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Numerator

GAAP net income attributable to common shareholders	$627	$624	$683	$900	$796	$3	$(169)

Discontinued operations, net of tax	—	6	—	(1)	—	(6)	—

Core OID	10	9	9	9	10	—	—

Change in the fair value of equity securities	66	(21)	65	(19)	(17)	87	82

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)	(16)	(20)	(26)	(13)	1	4	(17)

Repositioning	—	107	52	70	—	(107)	—

Significant discrete tax items	—	—	—	(78)	—	—	—

Core net income attributable to common shareholders (1)	$687	$705	$782	$868	$790	$(18)	$(103)

Denominator (average, $ millions)

GAAP shareholder’s equity	$16,232	$17,170	$17,410	$16,078	$14,664	$(938)	$1,568

Preferred equity	(2,324)	(2,324)	(2,324)	(1,162)	—	—	(2,324)

Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(937)	(655)	(371)	(376)	(380)	(281)	(556)

Tangible common equity (1)	$12,971	$14,190	$14,714	$14,540	$14,284	$(1,219)	$(1,313)

Core OID balance	(878)	(892)	(926)	(985)	(1,023)	14	145

Net deferred tax asset (“DTA”)	(437)	(551)	(866)	(571)	(136)	114	(301)

Normalized common equity	$11,656	$12,747	$12,923	$12,984	$13,125	$(1,091)	$(1,469)

Core Return on Tangible Common Equity (2)	23.6%	22.1%	24.2%	26.7%	24.1%

(1) Represents a non-GAAP measure. See page 25 for methodology and detail.

(2) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

      1. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant onetime items, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

      2. In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

1Q 2022 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)	QUARTERLY TREND					CHANGE VS.

Adjusted Efficiency Ratio Calculation	1Q 22	4Q 21	3Q 21	2Q 21	1Q 21	4Q 21	1Q 21

Numerator

GAAP Noninterest expense	$1,122	$1,090	$1,002	$1,075	$943	$32	$179

Rep and warrant expense	—	—	—	—	—	—	—

Insurance expense	(274)	(263)	(273)	(272)	(253)	(11)	(21)

Adjusted noninterest expense for the efficiency ratio	$848	$827	$729	$803	$690	$21	$158

Denominator

Total net revenue	$2,135	$2,199	$1,985	$2,085	$1,937	$(64)	$198

Core OID	10	9	9	9	10	—	—

Insurance revenue	(287)	(354)	(297)	(359)	(394)	67	107

Repositioning	—	9	52	70	—	(9)	—

Adjusted net revenue for the efficiency ratio	$1,858	$1,864	$1,749	$1,805	$1,553	$(6)	$305

Adjusted Efficiency Ratio (1)	45.6%	44.4%	41.7%	44.5%	44.4%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

1Q 2022 Preliminary Results	24

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Adjusted noninterest expense, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. For calculation methodology, refer to the Reconciliation to GAAP later in this document.

1) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 5 for calculation methodology and details.

2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See page 21 calculation methodology and details.

3) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 22 for more details.

4) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. See page 21 calculation methodology and details.

5) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 21 for calculation methodology and details

6) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

7) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and beginning January 1, 2022, are phasing in the regulatory capital impacts of CECL based on this five-year transition period.

8) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. Reflects equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity.

9) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities and other one-time items.

10) Core pre-provision net revenue (Core PPNR) is a non-GAAP financial measure calculated by adjusting Core pre-tax income to add back provision for credit losses. Management believes that Core PPNR is a helpful financial metric because it enables the reader to assess the core businesses ability to generate earnings to cover credit losses and is utilized by the Federal Reserve’s approach to modeling within the Supervisory Stress Test Framework that generally follows U.S. generally accepted accounting principles (GAAP) and includes a calculation of PPNR as a component of projected pre-tax net income. See page 21 for calculation detail.

1Q 2022 Preliminary Results	25